UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 3, 2026

PROCACCIANTI HOTEL REIT, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-56272	81-3661609
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S Employer Identification No.)

1140 Reservoir Avenue
Cranston, Rhode Island 02920-6320
(Address of principal executive offices)

(401) 946-4600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 8.01 Other Events.

Payment of Distributions

On February 3, 2026, the board of directors (the “Board”) of Procaccianti Hotel REIT, Inc. (the “Company”) (i) authorized the payment of distributions out of legally available funds with respect to each share of Class K common stock (“K Share”) and Class K-I common stock (“K-I Share”) outstanding as of December 31, 2025 (the “Common Stock Distributions”) to the holders of record of K Shares and K-I Shares and (ii) on behalf of the Company as the general partner of Procaccianti Hotel REIT, L.P., the Company’s operating partnership (the “Operating Partnership”), authorized distributions out of legally available funds (the “Class K OP Unit Distributions”) with respect to each unit of Class K limited partnership interest in the Operating Partnership (the “Class K OP Units”) held by individuals with direct or indirect interests in the seller of the Hilton Garden Inn hotel property (the “Property”) who are direct or indirect owners of Procaccianti Companies, Inc., the sponsor of the Company, and Procaccianti Hotel Advisors, LLC, the external advisor to the Company (the “Affiliate Sellers”).

Common Stock Distributions

With respect to the K Shares and K-I Shares outstanding as of and during the quarter ended December 31, 2025, the cumulative amount of distributions that had accrued on a daily basis with respect to each K Share and K-I Share outstanding since September 30, 2025, was $681,398 and $252,796, respectively (the “K Share Accrual” and the “K-I Share Accrual,” respectively), or $0.001917808 per K Share per day and $0.001917808 per K-I Share per day, which reflects an accrual rate of seven percent per annum for each share class under the Company’s charter. The Board authorized the payment of distributions in an aggregate amount equal to the K Share Accrual and K-I Share Accrual.

Class K OP Unit Distributions

With respect to the Class K OP Units held by the Affiliate Sellers of the Property that were outstanding as of and during the quarter ended December 31, 2025, the cumulative amount of distributions that had accrued on a daily basis with respect to each Class K OP Unit for the period commencing with the date of issuance of Class K OP Units through September 30, 2025, was $22,606 (the “Class K OP Unit Accrual”), or $0.001917808 per Class K OP Unit per day, which reflects an accrual rate of seven percent per annum. The Board authorized the payment of distributions in an aggregate amount equal to the Class K OP Unit Accrual.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

PROCACCIANTI HOTEL REIT, INC.

Date: February 5, 2026	By:	/s/ Gregory Vickowski
Gregory Vickowski
Chief Financial Officer